UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 14, 2014
Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, held on May 14, 2014, the Company’s stockholders approved the two proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement.

1. Elect two directors to serve for a term of three years.

Name	Votes For	Votes Withheld	Broker Non-Votes
David L. Mann	8,669,846	110,598	8,386,070
Frank M. Morgan	7,832,157	948,287	8,386,070

2. Ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Votes For	Votes Against	Abstentions
16,715,864	89,637	361,013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.
By:	/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr., Chief Financial Officer

Dated: May 20, 2014